Exhibit 10.17

Shareholder Voting Rights Trust Agreement

This agreement is executed by the following parties in Beijing on October 25, 2013:

Geng Xiaohua: a shareholder of Shanghai iQIYI Culture Media Co., Ltd., holding 50% of the shares;

Gong Yu: a shareholder of Shanghai iQIYI Culture Media Co., Ltd., holding 50% of the shares;

Beijing QIYI Century Science & Technology Co., Ltd.: a foreign invested limited liability company incorporated and validly existing according to the laws of China (“Qiyi Century”)

Whereas,

Geng Xiaohua & Gong Yu and Qiyi Century entered into a “Business Operation Agreement” on October 25, 2013, pursuant to which Geng Xiaohua & Gong Yu shall execute with Qiyi Century a “Shareholder Voting Rights Trust Agreement”, to irrevocably entrust the persons designated by Qiyi Century to represent Qiyi Century to exercise the shareholder voting rights and all the shareholder rights they enjoy provided by the law and the articles of association at the shareholders’ meetings of Shanghai iQIYI Culture Media Co., Ltd. (“Shanghai iQIYI”).

Therefore, the parties reach the following agreement for their observation upon consensus through negotiation:

Article 1

Geng Xiaohua & Gong Yu agree to irrevocably entrust the persons designated by Qiyi Century to represent them to exercise at the shareholders’ meetings of Shanghai iQIYI the shareholder voting rights and all the shareholder rights they enjoy provided by the law and the articles of association, including but not limited to: sale or transfer of the equity held by Geng Xiaohua/ Gong Yu in Shanghai iQIYI in whole or in part, convening, attending and chairing the shareholders’ meetings as a proxy of the shareholders of Shanghai iQIYI at the shareholders’ meetings, electing and replacing executive directors, supervisors, or managers, deliberating on and approving the company’s plans for profit distribution and loss recovery, making resolutions on Shanghai iQIYI’s merger, division, liquidation or change of corporate form, determining the Shanghai iQIYI’s plan for operation and investment, as well as amending Shanghai iQIYI’s articles of association.

Article 2

Qiyi Century agrees to designate relevant persons to accept the entrustment granted by Geng Xiaohua and Gong Yu according to Article 1 hereof and to exercise on its behalf the voting rights and other shareholder’s rights according to the provisions hereof. Qiyi Century agree that such designated persons shall obtain consent from its shareholder, Qiyi.com, Inc. (a company incorporated in Cayman Islands, holding 100% equity in Qiyi Century).

Article 3

Geng Xiaohua and Gong Yu hereby confirm that Qiyi Century is entitled to sub-entrust to any third party the entrustment it obtains according to Article 1 hereof, without any requirement of notifying Geng Xiaohua or Gong Yu or obtaining their consent. Geng Xiaohua and Gong Yu hereby acknowledge the sub-authorization by Qiyi Century, and confirm that they shall entrust the persons designated by Qiyi Century to exercise all of their shareholder voting rights and other shareholder rights, regardless of what changes occur to their equity in Shanghai iQIYI.

Article 4

Geng Xiaohua and Gong Yu hereby confirm that, if Qiyi Century cancels the designation of relevant persons, they will immediately revoke the entrustment and authorization to such persons, and will authorize other person designated by Qiyi Century according to the designation of Qiyi Century to exercise all of Geng Xiaohua’s and Gong Yu’s shareholder voting right and other shareholder rights at the shareholders’ meetings of Shanghai iQIYI.

Article 5

This Agreement shall become effective on December 19, 2012.

Article 6

During the period in which Geng Xiaohua and Gong Yu hold equity in Shanghai iQIYI, unless this Agreement provides otherwise, this Agreement is irrevocable and remains effective, as from December 19, 2012.

Article 7

This Agreement is irrevocable, and its amendment and/or rescission shall be subject to the unilateral written consent of Qiyi Century.

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[Signature Page]

Geng Xiaohua

Signature: /s/ Geng Xiaohua

Gong Yu

Signature: /s/ Gong Yu

Beijing QIYI Century Science & Technology Co., Ltd.

[Company seal is affixed]

Authorized Representative: Gong Yu

Signature: /s/ Gong Yu

Agree and accept this Agreement:

Shanghai iQIYI Culture Media Co., Ltd.

[Company seal is affixed]

Authorized Representative:

Signature: /s/ Gong Yu

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